FINANCE LEASE	12 Months Ended
Dec. 31, 2012
Leases, Capital [Abstract]
FINANCE LEASE
6.   FINANCE LEASE

The Company has chartered its Vessel on a long term bareboat charter (the "Initial Charter") to Chevron. The term of the Initial Charter expires on April 1, 2015 and Chevron is not entitled to terminate the charter prior to its expiration. On April 1, 2015, Chevron has the option to purchase the Vessel for $1.

The following schedule lists the components of the net investment in finance lease:

(in thousands of $)	2012	2011
Total minimum lease payments to be received	9,824	14,239
Less: unearned income	(1,099)	(2,048)
Net investment in finance lease	8,725	12,191
Less current portion	(3,471)	(3,466)
	5,254	8,725

Lease revenues under the charter are as follows:

(in thousands of $)
Year ending December 31,
2013	4,129
2014	3,844
2015	1,851
2016	—
2017	—
Thereafter	—
Total minimum lease revenues	9,824